Drilling units, machinery and equipment, net	6 Months Ended
Jun. 30, 2018
Drilling Units, Machinery And Equipment, Net [Abstract]
Drilling units, machinery and equipment, net

7.  Drilling units, machinery and equipment, net:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Cost	Accumulated Depreciation	Net Book Value
Balance December 31, 2017	$3,224,351	(1,372,184)	1,852,167
Additions	10,559	-	10,559
Disposal of assets	(2,167)	1,602	(565)
Depreciation	-	(52,367)	(52,367)
Balance June 30, 2018	$3,232,743	(1,422,949)	1,809,794

On October 5, 2017, the Company signed a drilling contract with Statoil, for one-well drilling program offshore Tanzania. The contract, performed by the drilling unit Ocean Rig Poseidon, commenced on January 15, 2018 and was completed on March 9, 2018.

On January 12, 2018, Lundin Norway AS ("Lundin") declared its sixth option to extend the existing contract of the Leiv Eiriksson which is now expected to have firm employment until August 2018.

On February 23, 2018, the Company signed a new drilling contract with Tullow Namibia Ltd., for a one-well drilling program plus options for drilling offshore Namibia. The contract is expected to commence in the third quarter of 2018 and to be performed by the Ocean Rig Poseidon.

On March 22, 2018, the drilling unit the Ocean Rig Mykonos successfully completed its drilling contract with Petrobras and is currently in Las Palmas, Spain where it will remain in "ready-to-drill" state, and is actively marketed for employment. During its stay in Las Palmas, Spain, the unit is being fitted with a full Managed Pressure Drilling ("MPD") package.

On May 16, 2018, the Company signed a Master Service Agreement with ConocoPhilips Skandinavia AS (the "MSA"), for a term of three years plus two optional years. As part of the MSA, both parties signed a Drilling Program Order (the "DPO") for one firm well of about 90 days plus two options, for drilling offshore Norway. The DPO is expected to commence in the second half of 2019 and to be performed by the Leiv Eiriksson.

On May 22, 2018, the drilling unit Ocean Rig Corcovado successfully completed its drilling contract with Petrobras and is currently in Las Palmas, Spain where it will remain in "ready-to-drill" state and is actively marketed for employment. During its stay in Las Palmas, Spain, the unit is being fitted with a full Managed Pressure Drilling ("MPD") package.

On June 1, 2018, the Company entered into an amendment to the existing drilling contract with Total E&P Angola Block 32 for the Ocean Rig Skyros that includes a provision that the day rate will remain fixed for the remaining duration of the contract at approximately $573,255 per day.

On June 1, 2018, the Company signed a drilling contract with Chariot Oil & Gas Limited, for one-well drilling program offshore West Africa. The contract is expected to commence in the second half of 2018 and to be performed by the Ocean Rig Poseidon.

As of June 30, 2018, Ocean Rig Apollo is in the process of being pledged along with all of the Company's remaining drilling units that have been pledged as collateral to secure the Company's $450,000 Senior Secured Credit Facility, as discussed in Note 1 and Note 9.